Class	A	Shares	DAVAX

(a series of Northern Lights Fund Trust III)

Supplement dated April 8, 2015
to the Prospectus dated February 1, 2015

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Effective immediately, the section entitled “Investment Adviser Portfolio Manager” in the Prospectus for the Footprints Discover Value Fund (the “Fund”) is hereby replaced in its entirety with the following:

Steve Lococo, CMT® founded the Adviser in 2003 and serves as its President. Mr. Lococo is also a registered representative of GVC Capital LLC, a registered broker-dealer (2003–present). Prior to founding the adviser, Mr. Lococo was a registered representative for Smith Hayes Financial Services (2002-2003), Kirkpatrick Pettis (1990-2002), Paine Webber (1984-1990), and worked in various positions within the broker-dealer First Mid-America (1976-1984). Mr. Lococo holds a BA in Finance from the University of Nebraska and has acquired several industry licenses, including NASD (presently FINRA) Series 7, 24, 63, and 65 licenses and is a Level II Chartered Market Technician. He has served as the Fund’s portfolio manager since its inception.

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You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information each dated February 1, 2015. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-445-9339.

Please retain this Supplement for future reference.